Exhibit 21.1

Subsidiaries of Viacom Inc.

DOMESTIC

Subsidiary Name	Place of Incorporation or Organization
$600/Hour Productions LLC	Delaware
365 Gay LLC	Delaware
37th Floor Productions Inc.	Delaware
38th Floor Productions Inc.	Delaware
5555 Communications Inc.	Delaware
Aardvark Productions, Inc.	Delaware
Acoustic Music, Inc.	Delaware
Adoy LLC	Delaware
After School Productions Inc.	Delaware
AfterL.com LLC	Delaware
All About Productions LLC	Delaware
Animated Productions Inc.	Delaware
Antics G.P. Inc.	Delaware
Artcraft Productions Inc.	Delaware
Bardwire Inc.	Delaware
Benjamin Button Productions LLC	Louisiana
BET Acquisition Corp.	Delaware
BET Animations, LLC	Delaware
BET Arabesque, LLC	Delaware
BET Comic View II, LLC	Delaware
BET Creations, Inc.	Delaware
BET Development Company	Delaware
BET Documentaries, LLC	Delaware
BET Event Productions LLC	Delaware
BET Grilled, LLC	Delaware
BET Holdings LLC	Delaware
BET Innovations Publishing, Inc.	Delaware
BET International, Inc.	Delaware
BET Live From LA, LLC	Delaware
BET Live Production, LLC	Delaware
BET Music Soundz, Inc.	Delaware
BET Oh Drama!, LLC	Delaware
BET Pictures II Development & Production, Inc.	Delaware
BET Pictures II Distribution, Inc.	Delaware
BET Pictures II, LLC	Delaware
BET Prime and Mike, LLC	Delaware
BET Productions II, Inc.	Delaware
BET Productions III, LLC	Delaware
BET Productions IV, LLC	Delaware
BET Publications, LLC	Delaware
BET Radio LLC	Delaware
BET Satellite Services, Inc.	Delaware
BET Services, Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
BET Sheryl & Friends LLC	Delaware
BET.com Merger Sub LLC	Delaware
BET Television Productions, LLC	Delaware
BET The Way We Do It, LLC	Delaware
Beta Theatres Inc.	Delaware
Big Shows Inc.	Delaware
Black Entertainment Television LLC	District of Columbia
Blackout Productions Inc.	Delaware
Bling Productions Inc.	Delaware
Blue Sea Productions, Inc.	Delaware
Blue/White Productions, Inc.	Delaware
BN Productions Inc.	Delaware
Box Italy, LLC, The	Delaware
Box Worldwide LLC, The	Delaware
Caballero Acquisition Inc.	Delaware
CBS Cable Networks, Inc.	Delaware
Central Productions, LLC	Delaware
Cloverleaf Productions Inc.	Delaware
CMT Productions Inc.	Delaware
Cocktails @ 4 Productions LLC	Delaware
College Publishing Inc.	Delaware
Columbus Circle Films LLC	Delaware
Comedy Partners	New York
Country Entertainment, Inc.	Delaware
Country Music Television, Inc.	Tennessee
Country Network Enterprises, Inc.	Delaware
Country Services Inc.	Delaware
country.com, Inc.	Delaware
Cradle of Life Productions LLC	Delaware
Creative Mix Inc.	Delaware
Danielle Productions LLC	Delaware
Delaware Blue Steel Inc.	Delaware
Desilu Music Corp.	New York
DIGICO Inc.	Delaware
Direct Court Productions, Inc.	Delaware
DreamWorks L.L.C.	Delaware
DreamWorks Distribution L.L.C.	Delaware
DreamWorks Dramatic Television L.L.C.	Delaware
DreamWorks Films L.L.C.	Delaware
DreamWorks Finance L.L.C.	Delaware
DreamWorks International Distribution L.L.C.	Delaware
DreamWorks International Productions L.L.C.	Delaware
DreamWorks Productions L.L.C.	Delaware
DreamWorks Project Development L.L.C.	Delaware
DreamWorks Television Animation L.L.C.	Delaware
DreamWorks Television L.L.C.	Delaware
DreamWorks SKG TV L.L.C.	Delaware
DreamWorks Music Publishing L.L.C.	Delaware

Subsidiary Name	Place of Incorporation or Organization
DreamWorks Music Publishing Nashville L.L.C.	Delaware
DreamWorks Internet L.L.C.	Delaware
DTE Films LLC	Delaware
DW Holdco LLC	Delaware
DW One Corp.	Delaware
DW TV Finance I L.L.C.	Delaware
DW Two Corp.	Delaware
Eighth Century Corporation	Delaware
Emily Productions LLC	Delaware
Ensign Music LLC	Delaware
Extreme Group Holdings Inc.	Delaware
Failure to Launch Productions LLC	Louisiana
Famous Music LLC	Delaware
Famous Orange Productions Inc.	Delaware
Festival Inc.	Delaware
Filmcraft Productions Inc.	Delaware
Future General Corporation	Delaware
Games Animation Inc.	Delaware
Games Productions Inc.	Delaware
GameTrailers Corp.	Delaware
GC Productions Inc.	Delaware
Gladiator Productions L.L.C.	Delaware
Grace Productions LLC	Delaware
Gramps Company Inc., The	Delaware
Hard Caliche LLC	New Mexico
Hey Yeah Productions Inc.	Delaware
House of Yes Productions Inc.	Delaware
IFILM Corp.	Delaware
Imagine Radio, Inc.	California
International Overseas Film Services, Inc.	Delaware
International Overseas Productions, Inc.	California
Joseph Productions Inc.	Delaware
Ladies Man Productions USA Inc.	Delaware
Last Holiday Productions LLC	Louisiana
Little Boston Company Inc.	Delaware
Long Road Productions	Illinois
MAD Production Trucking Company	Delaware
Magical Motion Pictures Inc.	Delaware
Magicam, Inc.	Delaware
Marathon Holdings Inc.	Delaware
Melange Pictures LLC	Delaware
Melee Entertainment L.L.C.	Delaware
Michaela Productions Inc.	Delaware
Mischief New Media Inc.	New York
MoonMan Productions Inc.	Delaware
MTV Animation Inc.	Delaware
MTV Asia Development Company Inc.	Delaware
MTV Australia Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
MTV DMS Inc.	Delaware
MTV India Development Company Inc.	Delaware
MTV Networks Argentina LLC	Delaware
MTV Networks Company	Delaware
MTV Networks Enterprises Inc.	Delaware
MTV Networks Europe Inc.	Delaware
MTV Networks Global Services Inc.	Delaware
MTV Networks Latin America Inc.	Delaware
MTV Networks On Campus Inc.	Delaware
MTV Networks Shopping Inc.	Delaware
MTV Networks South Africa Inc.	Delaware
MTV Russia Holdings Inc.	Delaware
MTV Songs Inc.	Delaware
MTVBVI Inc.	Delaware
MTVi Group, Inc., The	Delaware
MTVi Group, L.P., The	Delaware
MTVN Direct Inc.	Delaware
MTVN Online Inc.	Delaware
MTVN Online Partner I Inc.	Delaware
MTVN Online Partner I LLC	Delaware
MTVN Shopping Inc.	Delaware
MTVN Video Hits Inc.	Delaware
Music by Nickelodeon Inc.	Delaware
Music By Video Inc.	Delaware
NeoPets Foundation	California
NeoPets, Inc.	Delaware
Netherlands Overseas Inc.	Delaware
Network Enterprises, Inc.	Delaware
Neutronium Inc.	Delaware
Newdon Productions	Delaware
Nick at Nite's TV Land Retromercials Inc.	Delaware
Nickelodeon Animation Studios Inc.	Delaware
Nickelodeon Australia Inc.	Delaware
Nickelodeon Brasil Inc.	Delaware
Nickelodeon Direct Inc.	Delaware
Nickelodeon Global Network Ventures Inc.	Delaware
Nickelodeon Magazines Inc.	Delaware
Nickelodeon Movies Inc.	Delaware
Nickelodeon Notes Inc.	Delaware
Nickelodeon Online Inc.	Delaware
Nickelodeon UK Holdings LLC	Delaware
Night Falls Productions Inc.	Delaware
Noggin LLC	Delaware
Not Before 10AM Productions Inc.	Delaware
NM Classics Inc.	Delaware
NP Domains, Inc.	Delaware
NV International, Inc.	Georgia
O&W Corporation	Tennessee

Subsidiary Name	Place of Incorporation or Organization
One and Only Joint Venture, The	New York
On-Site Productions Inc.	Delaware
Open Door Productions Inc.	Delaware
Outdoor Entertainment, Inc.	Tennessee
Pacific Productions L.L.C.	Delaware
Paramount Canadian Productions, Inc.	Delaware
Paramount Digital Entertainment Inc.	Delaware
Paramount Films of Australia Inc.	Delaware
Paramount Films of China, Inc.	Delaware
Paramount Films of Egypt, Inc.	Delaware
Paramount Films of India, Ltd.	Delaware
Paramount Films of Italy, Inc.	Delaware
Paramount Films of Lebanon, Inc.	Delaware
Paramount Films of Pakistan, Ltd.	Delaware
Paramount Films of Southeast Asia Inc.	Delaware
Paramount Home Entertainment Inc.	Delaware
Paramount Images Inc.	Delaware
Paramount LAPTV Inc.	Delaware
Paramount Music Corporation	Delaware
Paramount Overseas Productions, Inc.	Delaware
Paramount Pictures Corporation	Delaware
Paramount Pictures Louisiana Production Investment III LLC	Louisiana
Paramount Pictures Louisiana Production Investments II LLC	Louisiana
Paramount Pictures Louisiana Production Investments LLC	Louisiana
Paramount Production Support Inc.	Delaware
Paramount Productions Service Corporation	Delaware
Paramount Worldwide Productions Inc.	Delaware
Para-Sac Music LLC	Delaware
Park Court Productions, Inc.	Delaware
Peanut Worm Productions Inc.	Delaware
Peppercorn Productions, Inc.	Tennessee
Pet II Productions Inc.	Delaware
Pop Channel Productions Inc.	Delaware
Pop Culture Productions Inc.	Delaware
Pop Toons Inc.	Delaware
Premiere House, Inc.	Delaware
Prime Directive Productions Inc.	Delaware
PT Productions Inc.	Delaware
Remote Productions Inc.	Delaware
Rooftop Publishing Inc.	California
Sammarnick Insurance Corporation	New York
Scarab Publishing Corporation	Delaware
SFI Song Company	Florida
SKG Louisiana L.L.C.	Louisiana
SKG Productions L.L.C.	Louisiana
SKG Music Nashville Inc.	Delaware
SKG Music Publishing L.L.C.	Delaware
SKG Music L.L.C.	Delaware

Subsidiary Name	Place of Incorporation or Organization
SonicNet LLC	Delaware
Spelling Films Inc.	Delaware
Spelling Films Music Inc.	Delaware
Spelling Pictures Inc.	Delaware
State of Mind Inc.	Delaware
Staying Alive Foundation Inc., The	New York
Stepdude Productions LLC	Louisiana
Superstar Productions USA Inc.	Delaware
Surprise Merger Sub Inc.	Delaware
Talent Court Productions, Inc.	Delaware
TC Productions Inc.	Delaware
Thinner Productions, Inc.	Delaware
TNN Classic Sessions, Inc.	Delaware
TNN Productions, Inc.	Delaware
Tunes By Nickelodeon Inc.	Delaware
TV Land Canada Holding Inc.	Delaware
UGJ Productions Inc.	Delaware
Untitled Productions II LLC	Delaware
Uptown Productions Inc.	Delaware
VH-1 Save the Music Foundation	New York
Viacom Animation of Korea Inc.	Delaware
Viacom Asia Inc.	Delaware
Viacom Camden Lock Inc.	Delaware
Viacom Consumer Products Inc.	Delaware
Viacom Global Services Inc.	Delaware
Viacom Hearty Ha!Ha! LLC	Delaware
Viacom Holdings Germany LLC	Delaware
Viacom International Inc.	Delaware
Viacom International Inc. Political Action Committee Corporation	New York
Viacom International Services Inc.	Delaware
Viacom Netherlands Management LLC	Delaware
Viacom Networks Europe Inc.	Delaware
Viacom Notes Inc.	Delaware
Viacom Realty Corporation	Delaware
Viacom Receivables Funding I Corporation	Delaware
Viacom Songs Inc.	Delaware
Viacom Subsidiary Management Corp.	Delaware
Viacom Telecommunications (D.C.) Inc.	Delaware
Viacom Tunes Inc.	Delaware
Wilshire Court Productions LLC	Delaware
World Skating League, LLC	Tennessee
World Sports Enterprises	Tennessee
Worldwide Productions, Inc.	Delaware
Wuthering Heights, CA Productions Inc.	Delaware
Xfire, Inc.	Delaware
Zoo Films LLC	Delaware

FOREIGN

Subsidiary Name	Place of Incorporation or Organization
1677873 Ontario Inc.	Canada (Ontario)
1677875 Ontario Inc.	Canada (Ontario)
24th Floor Inc.	Canada (Ontario)
2gether Productions Inc.	Canada (B.C.)
3085284 Nova Scotia Limited	Canada (Nova Scotia)
ATR Films Inc.	Canada (Ontario)
Bad Boys Production Music BV	Netherlands
Belhaven Limited	Bahamas
Biscondi Sdn Bld	Malaysia
Blind Eye Productions Inc	Canada (B.C.)
Brainpool TV GmbH	Germany
Bronson Gate Film Management GmbH	Germany
Cape Cross Studio/Filmlicht GmbH	Germany
Capital Equipment Leasing Limited	UK
Cent Productions Inc.	Canada (Ontario)
CIC Home Video GmbH	Switzerland
CIC Video (Pty) Ltd	South Africa
Cinematic Arts BV	Netherlands
CVV (Japan) BV	Netherlands
Director's Cuts Production Music Limited	UK
DreamWorks Distribution Canada Company	Canada (Nova Scotia)
DTV Productions Inc.	Canada (Ontario)
DW Productions UK Limited	UK
DW (Netherlands) B.V.	Netherlands
Elton TV Produktion GmbH	Germany
e-tv Produktions-und Vermarktungs GmbH	Germany
Extreme Australia Pty Limited	Australia
Extreme Music Limited	UK
Extreme Music RMF Limited	UK
Extreme Musik GmbH	Germany
Famous Music Publishing France SARL	France
Famous Music Publishing Germany GmbH & Co KG	Germany
Famous Music Publishing Limited	UK
Famous Players International BV	Netherlands
Films Paramount S.A.	France
Four Brothers Films Inc.	Canada (Ontario)
Futa BV	Netherlands
Game One SAS	France
Global Film Distributors BV	Netherlands
Greenland Place Music Limited	UK
Haverstraw Insurance Corporation	Bermuda
High Command Productions Limited	UK
HTL Productions Inc.	Canada (Ontario)
Invision Holdings BV	Netherlands
Kindernet CV	Netherlands
Koln Comedy Festival GmbH	Germany

Subsidiary Name	Place of Incorporation or Organization
Lisarb Holding BV	Netherlands
Maximum Attitude Musique S.A.R.L.	France
Mea Culpa Mediaverwertungs GmbH	Germany
Mea Culpa TV Produktions GmbH	Germany
Mile 108 Gripstore GmbH	Germany
MG Films Inc.	Canada (Ontario)
MTV Asia LDC	Cayman Islands
MTV Asia Ownership One LDC	Cayman Islands
MTV Asia Ownership Two LDC	Cayman Islands
MTV Asia Ventures (India) Pte. Limited	Mauritius
MTV Asia Ventures Co.	Cayman Islands
MTV Channel Espana SL	Spain
MTV Extra SAS	France
MTV Hong Kong Limited	Hong Kong
MTV IMP Japan Inc.	Japan
MTV India LDC	Cayman Islands
MTV Networks AB	Sweden
MTV Networks Africa (Proprietary) Limited	South Africa
MTV Networks Argentina Srl	Argentina
MTV Networks Australia Pty Ltd	Australia
MTV Networks Belgium BVBA	Belgium
MTV Networks BV	Netherlands
MTV Networks de Mexico S. de R.L. de C.V.	Mexico
MTV Networks GmbH & Co OHG	Germany
MTV Networks India Private Limited	India
MTV Networks Japan BV	Netherlands
MTV Networks Ltda (Portugal)	Portugal
MTV Networks Productions BV	Netherlands
MTV Networks SARL	France
MTV Networks Verwaltung GmbH	Germany
MTV Radio Productions Limited	UK
MTV SA LDC	Cayman Islands
MTV Taiwan LDC	Cayman Islands
Music Television Networks Co. Ltd.	Thailand
NeoPets Asia Pte. Ltd.	Singapore
Nickelodeon (Deutschland) GmbH & Co KG	Germany
Nickelodeon (Deutschland) Verwaltung GmbH	Germany
Nickelodeon Asia Holdings Pte Ltd	Singapore
Nickelodeon France SAS	France
Nickelodeon Huggings U.K. Limited	UK
Nickelodeon India Pvt Ltd	India
Nickelodeon International Limited.	UK
Nickelodeon Management Pte Ltd	Singapore
Nickelodeon Mauritius Ltd	Mauritius
NV Broadcasting (Canada) Inc.	Canada (Federal)
On Music Network Co Ltd	Korea
Paramount British Pictures Limited	UK
Paramount Films B.V.	Netherlands

Subsidiary Name	Place of Incorporation or Organization
Paramount Comedy Channel Espana SL	Spain
Paramount Home Entertainment (Australasia) Pty. Ltd.	Australia
Paramount Home Entertainment (Brazil) Limitada	Brazil
Paramount Home Entertainment (Denmark) I/S	Denmark
Paramount Home Entertainment (Finland) Oy	Finland
Paramount Home Entertainment (France) S.A.S.	France
Paramount Home Entertainment (Germany) GmbH	Germany
Paramount Home Entertainment (Italy) SRL	Italy
Paramount Home Entertainment (Japan) Ltd	Japan
Paramount Home Entertainment (Korea) Ltd	Korea
Paramount Home Entertainment (Mexico) S de RL de CV	Mexico
Paramount Home Entertainment (Mexico) Services S de RL de CV	Mexico
Paramount Home Entertainment (New Zealand) Ltd.	New Zealand
Paramount Home Entertainment (Norway) ANS	Norway
Paramount Home Entertainment (Spain) S.L.	Spain
Paramount Home Entertainment (Sweden) AB	Sweden
Paramount Home Entertainment (UK)	UK
Paramount Home Entertainment BV	Netherlands
Paramount Home Entertainment International BV	Netherlands
Paramount Home Entertainment International (Holdings) BV	Netherlands
Paramount Home Entertainment International Limited	UK
Paramount Pictures International Limited	UK
Paramount International (Netherlands) BV	Netherlands
Paramount Pay TV Limited	UK
Paramount Pictures Corporation (Canada) Inc.	Canada (Ontario)
Paramount Pictures Entertainment Canada Inc.	Canada (Ontario)
Paramount Pictures International Limited	UK
Paramount Pictures Productions Australia Pty Limited	Australia
Paramount UK Partnership (Paramount Comedy Channel UK)	UK
Perfect Score Films Inc.	Canada (B.C.)
PF Films Inc.	Canada (Ontario)
PPC Film Management GmbH	Germany
Preview Investments BV	Netherlands
Regional Asia Investments Ventures Pte Ltd	Mauritius
RR Films Inc.	Canada (Alberta)
S Media Vision AG	Switzerland
Servicios Para Empresas de Entretenimiento S de RL de CV	Mexico
Smoker Films Inc	Canada (Ontario)
SKG Studios Canada Inc.	Canada (Nova Scotia)
Space TV GmbH	Germany
The Box BV	Netherlands
The Extreme Music Library (Ireland) Limited	Ireland
The Extreme Music Library Limited	UK
The Music Source Inc.	Philippines
Timeline Films Inc.	Canada (Ontario)
TV on tour Veranstaltungs GmbH	Germany
VH-1 Television GmbH & Co. OHG
Viacom (Deutschland) Beteiligungen GmbH	Germany

Subsidiary Name	Place of Incorporation or Organization
Viacom Brand Solutions Limited	UK
Viacom Global (Netherlands) BV	Netherlands
Viacom Global Limited	UK
Viacom Holdings Brasil Ltda	Brazil
Viacom International Japan KK	Japan
Viacom Limited	New Zealand
Viacom Networks Brasil Ltda	Brazil
Viacom Networks Italia Limited	UK
Viacom Overseas Holdings CV	Netherlands Antilles
Viacom VHENO GmbH	Germany
Visionair Television BV	Netherlands
VIVA Connect GmbH	Germany
VIVA Fernsehen GmbH	Germany
VIVA Media Enterprises GmbH	Germany
VIVA Media GmbH	Germany
VIVA Production SRL	Italy
VIVA Radio Beteiligungs GmbH	Germany
VIVA TV Productions Sp.o.o.	Poland
Wayfarer Media Ltd (MTV Russia)	Cyprus
Westka Interactive GmbH i.L	Germany
Widows Broom Films Inc.	Canada (Ontario)
Worldwide MSP Limited	UK
Z+ Broadcasting Company Ltd	Hungary
Zarina 99 Vermogensverwaltungesellschaft GmbH	Germany